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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 17, 1997




                          SUMMIT MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


Minnesota                             0-26390                    41-1545493
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(State or other jurisdiction        (Commission                 (IRS Employer
Identification No.)              of incorporation)               File Number)


              10900 Red Circle Drive, Minnetonka, Minnesota   55343
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         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:          (612) 939-2200
                                                       -----------------------


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         (Former name or former address, if changed since last report)
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Item 2.    Acquisition or Disposition of Assets.
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           Pursuant to an Agreement, dated September 17, 1997, between Summit
      Medical Systems, Inc. ("Summit") and Bruce S. Maller ("Maller"), Summit sold (the "Transaction") 1,000 shares of common stock, par value $.01, of BSM Financial, Inc., a Nevada corporation and wholly owned subsidiary of Summit ("BSM"), to Maller. Such 1,000 shares of common stock represent all of the issued and outstanding capital stock of BSM. In connection with the Transaction, Maller transferred to Summit 137,524 shares of common stock, par value $.01, of Summit, owned by Maller, and paid Summit $575,000 in cash.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Exhibits
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               Exhibit No.   Description
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               2             Agreement, dated September 17, 1997, between Summit
                             Medical Systems, Inc. and Bruce S. Maller.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 1, 1997       SUMMIT MEDICAL SYSTEMS, INC.


                                /s/ Richard J. Willemin
                             -----------------------------------
                             Richard J. Willemin
                             Chief Financial Officer




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                               INDEX TO EXHIBITS



Exhibit
Number    Item
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2         Agreement, dated September 17, 1997, between Summit Medical Systems,
          Inc. and Bruce S. Maller.